UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2022

CONN’S, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34956	06-1672840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2445 Technology Forest Blvd., Suite 800 The Woodlands, Texas 77381
(Address of principal executive offices)

(936) 230-5899

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CONN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Executive Officer, President, and Director Separation

On October 17, 2022, Conn’s, Inc. (the “Company”) and Chandra Holt, the Company’s Chief Executive Officer and President, agreed that Ms. Holt will step down from her positions as Chief Executive Officer and President of the Company, effective immediately. Ms. Holt has also resigned from her position as a member of the Board of Directors of the Company (the “Board”), effective immediately. Ms. Holt’s decision is not a result of any disagreement on matters relating to the Company’s operations, policies or practices.

For purposes of the Executive Severance Agreement, dated as of August 9, 2021, by and between the Company and Ms. Holt (the “Severance Agreement”), her departure will be treated as a termination by the Company without Cause (as defined in the Severance Agreement) and Ms. Holt will be entitled to receive the severance benefits set forth in her Severance Agreement on the terms and subject to the conditions therein (including entering into a General Release and Waiver substantially in the form attached as Appendix A to the Severance Agreement). The Severance Agreement was previously filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on August 5, 2021, which is incorporated by reference herein.

A copy of the news release announcing Ms. Holt’s retirement is attached to this Current Report on Form 8-K as Exhibit 99.1.

Chief Executive Officer and President Transition

On October 17, 2022 (the “Effective Date”), the Board appointed Norman L. Miller as the Company’s Interim Chief Executive Officer and President (“Interim CEO”), effective October 18, 2022. Mr. Miller will maintain his position as a member of the Board and as chair of the Board’s Compliance Committee. Mr. Miller will succeed Chandra Holt.

Mr. Miller, 61, most recently served as President and Chief Executive Officer of the Company from September 7, 2015 through August 8, 2021. From August 8, 2021 until April 1, 2022, Mr. Miller served as Executive Chairman of the Board, and since that date, he has continued to serve as a member of the Board.

There is no arrangement or understanding with any person pursuant to which Mr. Miller was appointed as Interim CEO. There are no family relationships between Mr. Miller and any director or executive officer of the Company, and Mr. Miller is not a party to any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Miller’s Offer Letter

In connection with his appointment as Interim CEO, Mr. Miller entered into an offer letter (the “Offer Letter”) with the Company on the Effective Date setting forth the terms of his employment and compensation. Pursuant to the Offer Letter, Mr. Miller will be entitled to an initial monthly salary of $210,000. Mr. Miller will also be eligible for certain long-term incentive awards under the terms and conditions of the Company’s long-term incentive program. These awards will be in the form of time-based restricted stock units (“RSUs”). Specifically, Mr. Miller will receive an initial grant of such RSUs with a grant date value of $1.0 million (based on the weighted average closing price of the Company’s common stock over the 20 trading day period immediately preceding the date of grant), which will vest, if at all, on the one-year anniversary of the grant date. Following such initial grant and subject to his continued employment as Interim CEO, as of each applicable grant date, Mr. Miller will receive quarterly grants of such RSUs, each of which will have a grant date value of $750,000 (based on the weighted average closing price of the Company’s common stock over the 20 trading day period immediately preceding the date of grant), which will vest, if at all, on the one-year anniversary of the grant date. Any shares received upon vesting of the grants will be subject to a two-year holding period. Any of the foregoing RSUs that are unvested as of the date when Mr. Miller ceases to be an employee and a member of the Board will automatically and immediately be forfeited, except in the event of Mr. Miller’s termination without Cause (as defined in the Offer Letter), in which case such RSUs will automatically and immediately vest.

The Company also entered into an indemnification agreement with Mr. Miller in the form previously filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 on September 23, 2003, which is incorporated by reference herein.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the complete text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On October 18, 2022, the Company issued a press release announcing that Ms. Holt is stepping down from her positions as President and Chief Executive Officer of the Company and resigning her position as a member of the Board and the appointment of Mr. Miller as Interim CEO. In this press release, the Company also withdrew its previous fiscal year 2023 financial guidance. The full text of the press release is furnished with this Report as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

Exhibit 10.1†	Offer Letter, dated October 17, 2022, between Conn’s, Inc. and Norman L. Miller.

Exhibit 99.1	Press release dated October 18, 2022.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

†	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN’S INC.

Date: October 18, 2022	By:	/s/ Mark L. Prior
	Name:	Mark L. Prior
	Title:	Senior Vice President and General Counsel

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